UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

SCHEDULE 14A INFORMATION

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LENDWAY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # QAARV1-P12345 Get informed before you vote Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 4 30# XXXX XXXX XXXX XXXX V2.1 LENDWAY, INC. 2025 Annual Meeting Vote by November 18, 2025 11:59 PM ET Lendway, Inc. 5000 West 36th Street, Ste 220 Minneapolis, MN 55416 You invested in LENDWAY, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 19, 2025. View the Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 05, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* November 19, 2025 9:00 AM CDT 5000 West 36th Street 1st Floor Conf Room Minneapolis, Minnesota 55416 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:** 01 Mary H. Herfurth; 03 Mark R. Jundt; 05 Daniel C. Philp 02 Chad B. Johnson; 04 Matthew R. Kelly; 06 Nicholas J. Swenson	For
2	To approve, by non-binding vote, the compensation paid to our named executive officers.	For
3	To ratify the appointment of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026.	For
4	To amend the certificate of incorporation to increase the number of authorized shares of common stock to 10,000,000 shares.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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